SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

            Date of Report (Date of Earliest Reported) March 13, 2001


                       Circuit Source International, Inc.
             (Exact name of registrant as specified in its charter)


        Nevada                      0-30913                      86-985427
(State of Incorporation)   (Commission File Number)          (I.R.S. Employer
                                                          Identification Number)


             1930 East Third Street, Suite 15, Tempe, Arizona 85281 (Address of Principal Executive Offices Including Zip Code)


                                 (480) 967 7090
                         (Registrant's Telephone Number)


                                 SixthCai, Inc.
              10245 East Via Linda, Suite 220, Scottsdale, AZ 85285
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Pro Forma Financial Statements of the merged Companies are attached.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 27, 2001                 Circuit Source International, Inc.


                                     By: /s/James Keaton
                                        -------------------------------
                                          James Keaton
                                     Its: President and CEO

                       Circuit Source International, Inc.
                          (successor to SixthCAI, Inc.)

                      Pro Forma Consolidated Balance Sheet
                                 March 31, 2001
                                   (unaudited)


                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                           $  14,503
  Accounts receivable trade, net of allowance for
   doubtful accounts                                                    306,014
  Other receivables                                                       7,095
  Inventory                                                              16,440
                                                                      ---------
        Total Current Assets                                            344,052

PROPERTY AND EQUIPMENT
  Furniture and fixtures                                                 35,678
  Automobiles and trucks                                                 51,900
  Equipment                                                             135,744
  Leasehold improvements                                                 82,030
                                                                      ---------
                                                                        305,353
Accumulated depreciation                                               (151,823)
                                                                      ---------
        Total Property and Equipment                                    153,530

Refundable deposits                                                       2,138
                                                                      ---------
        TOTAL ASSETS                                                  $ 499,719
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable - trade                                            $ 131,275
  Accrued expenses                                                        1,344
  Income taxes payable                                                   48,795
  Notes payable - current and current portion                            19,157
                                                                      ---------
                                                                        200,571

Notes payable - long term                                               238,231
                                                                      ---------
        TOTAL LIABILITIES                                               438,802

STOCKHOLDERS' EQUITY
  Common Stock                                                              490
  Retained Earnings                                                      60,427
                                                                      ---------
        TOTAL STOCKHOLDERS' EQUITY                                       60,917
                                                                      ---------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 499,719
                                                                      =========

See accompanying notes to these pro forma financial statements.

                       Circuit Source International, Inc.
                          (successor to SixthCAI, Inc.)

                     Pro Forma Consolidated Income Statement
                    For the Nine Months Ended March 31, 2001
                                   (unaudited)


Sales - net                                                           $1,395,702

Cost of sales
  Materials                                                              357,246
  Labor and related costs                                                286,554
  Direct manufacturing expenses                                          106,318
                                                                      ----------
        Total Cost of Sales                                              750,118
                                                                      ----------

Gross Profit                                                             645,584

Operating expenses
  Salaries and related costs                                             181,663
  Occupancy costs                                                        177,758
  General and administrative costs                                        99,307
  Depreciation                                                            23,413
  Interest expense                                                        28,511
                                                                      ----------
        Total Operating Expenses                                         510,652
                                                                      ----------

Income before provision for income taxes                                 134,932

Provision for income taxes                                                49,395
                                                                      ----------

Net Income                                                            $   85,537
                                                                      ==========
Earnings per Share
  Basic                                                               $     0.02
                                                                      ==========
  Diluted                                                             $     0.02
                                                                      ==========
Weighted average shares outstanding                                    4,900,000
                                                                      ==========

See accompanying notes to these pro forma financial statements.

                       Circuit Source International, Inc.
                          (successor to SixthCAI, Inc.)

            Pro Forma Consolidated Statement of Stockholders' Equity
                    For the Nine Months Ended March 31, 2001
                                   (unaudited)

                                                Common Stock       Additional
                                             -------------------    Paid-in     Retained
                                             Shares       Amount    Capital     Earnings      Total
                                             ------       ------    -------     --------      -----
Beginning balance - Circuit Source
 International, Inc.                          12,500     $ 3,500               $ 146,089    $ 149,589

Reorganization and change in par value     4,597,500      (3,039)   $ 3,039

SixthCAI, Inc. acquisition                   290,000          29     (3,039)    (171,199)    (174,209)

Net Income for the nine months ended
 March 31, 2001                                                                   85,537       85,537
                                           ---------     -------    -------    ---------    ---------
Ending Balance - Circuit Source
 International, Inc.                       4,900,000     $   490    $    --    $  60,427    $  60,917
                                           =========     =======    =======    =========    =========

See accompanying notes to these pro forma financial statements.

                       Circuit Source International , Inc.
                          (successor to SixthCAI, Inc.)

                 Pro Forma Consolidated Statement of Cash Flows
                    For the Nine Months Ended March 31, 2001
                                   (unaudited)


Net Income                                                            $  85,537
Adjustments to reconcile Net Income to Net
 Cash Provided by Operating Activities:
  Depreciation and amortization                                          23,413
  Losses on sale of assets                                                4,933
 Change in assets and liabilities:
  Increase in accounts receivable                                       (67,630)
  Increase in prepaid expenses                                           (7,994)
  Increase in loans and advances                                          2,400
  Decrease in accounts payable                                          (14,213)
  Decrease in accrued payables                                           (3,365)
  Increase in income taxes payable                                       44,279
                                                                      ---------

        Net Cash Provided By Operating Activities                        67,360

Cash Flows from Investing Activities:
 Capital expenditures                                                   (29,627)
 Proceeds from disposition of assets                                     10,851
                                                                      ---------

        Net Cash Used By Investing Activities                           (18,776)

Cash Flows from Financing Activities:
 Payment of officer loans                                                93,078
 Proceeds of loans                                                       53,020
 Principal payments on loans                                            (11,479)
 Reorganization expense                                                (175,109)
                                                                      ---------

        Net Cash Used By Financing Activities                           (40,490)
                                                                      ---------

Increase In Cash                                                          8,094
Beginning of period                                                       6,409
                                                                      ---------
Ending Balance                                                        $  14,503
                                                                      =========

See accompanying notes to these pro forma financial statements.

                       Circuit Source International, Inc.
                          (successor to SixthCAI, Inc.)

               Note to Pro Forma Consolidated Financial Statements
                                 March 31, 2001
                                   (unaudited)


NOTE 1. THE COMPANY

     Circuit Source, Inc. was incorporated in the state of Arizona in 1988. The Company has had active operations since incorporation. The Company's year end is June 30.

     On February 27, 2001, SixthCAI, Inc., a public shell corporation, in a capital transaction accompanied by a stock recapitalization acquired the stock of Circuit Source, Inc. SixthCAI, Inc. was incorporated on February 2, 2000 and had only limited operations until its Plan of Reorganization with Circuit Source, Inc. In conjunction with the plan, the Company cancelled 4,750,000 shares then outstanding and issued 4,610,000 shares to the stockholders of Circuit Source, Inc. for all of the issued and outstanding stock of that company. As part of this reverse acquisition, SixthCAI, Inc. changed its name to Circuit Source International, Inc. (the "Company") and owns the wholly owned subsidiary, Circuit Source, Inc.

     The pro forma financial statements include the accounts of the Company and its wholly owned subsidiary, Circuit Source, Inc.

     These pro forma financial statements have been prepared as if the transaction described above had occurred on July 1, 2000 for the nine months ended March 31, 2001. On a pro forma basis, the result of the merger, had it occurred on July 1, 2000, reflects a reduction of income of $900 from the operations of SixthCAI, Inc. during that period from that of Circuit Source, Inc.

NOTE 2. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

     Circuit Source, Inc. manufactures and sells single and double sided printed circuit boards from prototype to volume productions quantities. These boards may have up to twelve layers and vary in the sophistication and layout of design. The Company is located in Arizona and all production is done in Arizona.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of deposits in checking and savings accounts.

     REVENUE RECOGNITION

     The Company recognizes revenue when the product is complete, conforms to the buyer's specifications and is shipped customer. The company provides a reserve for doubtful accounts. The reserve is currently $5,000, which the Company believes is adequate to cover any potential uncollectible receivables.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost and depreciated or amortized using straight line or accelerated methods over the estimated useful lives of the assets.

         Manufacturing equipment                     5-7 years
         Office equipment                            5-7 years
         Leasehold improvements                      31.5-39 years
         Vehicles                                    3-7 years

     Maintenance and repairs are charged against operations as incurred. Significant improvements and upgrades are capitalized and depreciated over its estimated useful life. Depreciation for the nine months ended March 31, 2001 was $23,413.

     INCOME TAXES

     The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, which requires the use of an asset and liability method of accounting.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. NOTES PAYABLE

     The Company has three lines of credit with interest rates ranging from prime plus six and three quarters to 15%. Two of the loans for an aggregate of $148,782 is unsecured and $100,000 is secured by the pledge of the receivables of the Company. $10,551 is due within one year.

NOTE 4. LEASING ARRANGEMENTS

     The Company leases its manufacturing and office facilities under an operating lease that requires monthly rental payments of $3,710. The lease expires December 31, 2002.

     The following is a schedule of noncancelable future minimum lease payments required under the operating lease.

          For the twelve months ended
             March 31, 2002                           $ 44,520
             March 31, 2003                             33,390
                                                      --------
                                                      $ 77,910
                                                      ========

     The Company maintains equipment under long-tern operating leases. Future minimum rental payments required under operating leases that have an initial or remaining noncancelable lease term in excess of one year are:

          For the twelve months ended
             March 31, 2002                          $ 103,776
             March 31, 2003                            103,776
             March 31, 2004                            103,776
             March 31, 2005                             50,848
             March 31, 2006                              3,423

     The rental expense is charged to operations as paid over the lease term. Total lease expense for the nine months ended March 31, 2001 was $81,091.

NOTE 5. CONCENTRATION OF MARKET RISK

     No Customer provides more than ten percent (10%) of the gross revenue.

NOTE 6. EARNINGS PER SHARE

     The pro forma income per share is based on the number of shares outstanding as if all shares were outstanding at the beginning of the period. The weighted average number of shares outstanding for both basic and diluted earnings per share is 4,900,000 shares.